Subsequent Events	12 Months Ended
Mar. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 18 - Subsequent Events

In early January of 2020, a novel coronavirus (“COVID-19”) outbreak took place in China. Subsequently, it has spread rapidly to Asia and other parts of the world and resulted in worldwide economic disruptions. COVID-19 has become a pandemic and has had a negative impact on the Company’s operation since February 2020, resulting in delayed logistics, increased purchase price of products and decreased order volume. To mitigate the impact of COVID-19, the Company has increased the unit selling price correspondingly and launched new product to attract more clients.

As of the report day, COVID-19 is continuously transmitting around the world. Since we are relying on revenue generated from outside Mainland China and we expect our business and financial performance for the year ended March 31, 2021 will be adversely affected from COVID-19. We anticipate the aforementioned negative impact to gradually mitigate in the coming seasons when the outbreak becomes more controllable in the world. Nevertheless, due to the uncertainty on future developments, we are not able to assess the overall or long term effect the outbreak may have on our financial results and business operations.

The Company has not identified any other material reportable subsequent events that would have required adjustment or disclosure in the consolidated financial statements except for the above mentioned matter.